UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 1, 2005


                        Defense Technology Systems, Inc.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                      1-9263                   11-2816128
--------------------------   ------------------------      --------------------
(State of Incorporation or   (Commission File Number)       (I.R.S. Employer
      Organization)                                        Identification No.)


          275K Marcus Blvd.
         Hauppauge, New York                               11788
------------------------------------------        -----------------------------
  (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code: (631) 951-4000


-----------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers

     On November 3, 2005, Defense Technology Systems, Inc. (the "Company") announced that Daniel McPhee resigned as President, Chief Executive Officer, and a director of the Company, effective November 1, 2005. Additionally, the Company announced that Russell Medina has been named by the Board of Directors as the new President and Chief Executive Officer and a member of the Company's Board of Directors, effective immediately.

     A copy of the related press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

        (c)   Exhibits

Exhibit No.     Description
----------     --------------------------------

99.1  *        Press Release Issued November 3, 2005.



---------------

* Filed herewith.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 8, 2005
                                      DEFENSE TECHNOLOGY SYSTEMS, INC.

                                      By: /s/ Philip J. Rauch
                                          ------------------------------------
                                          Philip J. Rauch
                                          Chief Operating  & Financial Officer